SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------------------

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2006

ADVANCED OXYGEN TECHNOLOGIES, Inc.

(Exact Name of Registrant as Specified in its Charter)

 Delaware 000-09951 91-1143622

(State of Incorporation) (Commission File No.) (I.R.S. Employer Identification No.)

C/O Crossfield Incorporated133 West 13th St. Suite no.5 New York, NY 10011

(Address of Principal Executive Offices)

Registrant's Telephone Number: (212) 727-7085

26883 Ruether Avenue Santa Clarita, CA, 91351

(Former Address)

Table of Contents

Item 4.01: Changes in Registrant's Certifying Accountant

Item 9: Exhibits

Signatures

Exhibits:

Exhibit I, Resignation Letter

Exhibit II, Accountant's Letter to SEC

ITEM 4.01: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 1, 206, the Company was notified by Bernstien & Pinchuk LLP (“Accountants”) that the Accountants have resigned as the Company’s independent auditors.

The Company has commenced the process of identifying another suitable independent, outside auditor.

The Accountant’s audit reports on the Company’s consolidated financial statements for the fiscal years ended June 30, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended June 30, 2004 and 2005 and the subsequent interim period preceding the date of Accountant’s resignation, there were no “disagreements,” as that term is defined in Item 304(a) of Regulation S-K and the instructions related thereto, with the Accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of the Accountants, would have caused the Accountants to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Company’s fiscal years ended June 30, 2004 and 2005 and the subsequent interim period preceding the date of Accountant’s resignation, there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the instructions related thereto.

The Company has provided the Accountants with a copy of the disclosures set forth above in Item 4.01 of this Current Report on Form 8-K and has requested that the Accountants furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether the Accountants agree with the statements set forth above in Item 4.01 of this Current Report on Form 8-K and, if not, stating the respects in which the Accountants do not agree. A copy of the letter from the Accountants to the Securities and Exchange Commission dated August 15, 2006 is filed as Exhibit II to this Current Report on Form 8-K.

ITEM 9. EXHIBITS

EXHIBIT I, Resignation letter

EXHIBIT II, Accountant's Letter to SEC

SIGNATURE

In accordance with the requirements of the Exchange Act, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 15, 2006

/s/ Robert E. Wolfe /s/
------------------------------------------
Robert E. Wolfe, Chairman of the Board and
Chief Executive Officer and Principal
Financial Officer

EXHIBIT I, Resignation Letter

Bernstein & Pinchuk LLP

Certified Public Accountants

Seven Penn Plaza

New York, NY 10001

Tel: 212-279-2900

Fax: 212-279-7901

www.bpaccountants.com

July 31, 2006

Robert Wolfe, Chairman and CEO

Advanced Oxygen Technologies, Inc.

C/O CROSSFIELD, INC.

133 W. 13th Street, Suite 5

New York, NY 10011

Dear Bob:

Effective immediately, we will cease our services as your accountants pursuant to Section 203 of the Sarbanes-Oxley Act. That section provides that it is unlawful for a registered public accounting firm to provide audit services to an issuer if the audit personnel have performed audit services for that issuer in each of the 5 previous fiscal years.

You should take immediate steps to retain a new accounting firm as the form 10-KSB filing is due by June 28, 2006. Subject to your making satisfactory arrangements for the payment of your outstanding invoices we will cooperate with your new accountants in addressing this and other matters. To facilitate that process, please send us a letter authorizing us to make disclosures to your new accountants. Without such a letter, we are ethically prohibited from communicating with others regarding your company’s affairs.

The Company will be required to file a Form 8-K within 4 business days of the date of this letter with the SEC disclosing the resignation and the date of the resignation. We will need to review the required disclosure and prepare a letter addressed to the SEC stating whether we agree with the statements made by the company, and, if not why not. Our letter should be attached as an exhibit to the report of the registration statement containing the disclosures.

We look forward to helping you make a smooth transition with your new accountants.

Very truly yours,

Bernstein & Pinchuk, LLP

By Neil Pinchuk

EXHIBIT II

Accountant's letter to SEC

Bernstein & Pinchuk LLP

Certified Public Accountants

Seven Penn Plaza

New York, NY 10001

Tel: 212-279-2900

Fax: 212-279-7901

www.bpaccountants.com

August 15, 2006

U.S. Securities and Exchange Commission

Office of the Chief Accountant

100F Street, NE

Washington, DC 20549

Re: ADVANCED OXYGEN TECHNOLOGIES, INC.

File No. 000-09951

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K/A of ADVANCED OXYGEN TECHNOLOGIES, INC. dated August 15, 2006, and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ Bernstein & Pinchuk LLP

Bernstein & Pinchuk LLP